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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated February 28, 2001, which appears on the Annual Report on Form 10-KSB of NetCurrents, Inc. (formerly IAT Resources Corporation) and subsidiaries for the year ended December 31, 2000.


/S/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP
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SINGER LEWAK GREENBAUM & GOLDSTEIN LLP
Los Angeles, California
May 3, 2000